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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   _________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                         Date of Report: June 23, 1994

                 Date of earliest event reported: June 23, 1994


                             CPC International Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                  1-4199                     36-2385545
    ---------------------------------------------------------------
    (State or other      (Commission File          (I.R.S. Employer
    jurisdiction of          Number)               identification
    incorporation)                                     Number)



    International Plaza, P.O. Box 8000,
    Englewood Cliffs, New Jersey                              07632
    ---------------------------------------------------------------
    (Address of principal executive offices)             (Zip Code)



                                 (201) 894-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)





                               Page 1 of 6 Pages
                             Exhibit Index on Page
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Item 5.   Other Events

         On June 23, 1994, the registrant announced that the company will take a pre-tax restructuring charge of $227 million during the second quarter of 1994. A true copy of the press release dated June 23, 1994 is attached as
Exhibit  99  hereto.


Item 7.   Financial Statements and Exhibits

(c)      Exhibits.

         Exhibit 99 Reference is made to Item 5 regarding the exhibit annexed hereto and made a part hereof.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CPC International Inc.


                                        By  /s/   Clifford B. Storms
                                           --------------------------------
                                           Name:  Clifford B. Storms
                                           Title: Senior Vice President and
                                                  General Counsel




Date:  June 28, 1994





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                                 Exhibit Index




   Exhibit No.                                                  Page Number
   -----------                                                  -----------
        99         Press release dated June 23, 1994                5-6





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